                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                        of the Securities Act of 1934

    Date of Report (Date of earliest event reported)  October 20, 1997
                                                      ----------------

                        KALAN GOLD CORPORATION
              Formerly known as Knight Natural Gas, Inc.
             --------------------------------------------
        (Exact name of Registrant as specified in its charter)



             Colorado                   0-25658            84-1357927
             --------                   -------            ----------
  (State or other jurisdiction        (Commission       (I.R.S. Employer
of incorporation or organization)     File Number)     Identification No.)



                          Tower I, Suite 340,
                        12835 E. Arapahoe Road
                       Englewood, Colorado  80112
                     -------------------------------
         (Address of principal executive offices and Zip Code)



                            (303) 706-1606
                     -------------------------------
         (Registrant's telephone number including area code)


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                               FORM 8-K
                            CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                     of the Securities Act of 1934


Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         Not Applicable

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS
         Mr. Elmer Stewart and Harry Ruskowsky have been appointed Directors of the Registrant to fill existing vacancies on the Board of Directors. The Board of Directors includes Mr. Sanford Altberger, Mr. Robert J. Goldman, and Mr. Michael Raisch as well as the newly appointed Directors.

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         Not Applicable

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.
         Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
         Not Applicable

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  KALAN GOLD CORPORATION



Dated: October 20, 1997           By: /s/ Sanford Altberger
                                      -----------------------------------------
                                          Sanford Altberger
                                          President and Chief Executive Officer